SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d)
   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2016


             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	    000-6658        04-2217279
_______________	  ____________  __________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                80 Orville Drive, Ste 102
                Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                    Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 8.01	OTHER EVENTS

On November 10, 2016, the Board of Directors declared a cash dividend of $.03 per share of Common Stock payable on January 13, 2017 to holders of record as of the close of business on November 23, 2016.

ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.            Exibit
___________            _____________________________
None



                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


Date:	November 15, 2016
			            By: /s/ Helena R. Santos

			             Helena R. Santos,
			             President and Chief Executive
 			             Officer